BRIDGE CAPITAL HOLDINGS


BRIDGE BANK



# 9th Annual Shareholders Meeting

May 21, 2009

Daniel P. Myers
President
Chief Executive Officer

Allan C. Kramer, M.D.
Chairman

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE CAPITAL HOLDINGS

# Forward Looking Statements

Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

# BRIDGE CAPITAL HOLDINGS


BRIDGE BANK





# CHAIRMAN'S PRESENTATION

Allan C. Kramer, M.D.
Chairman

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

# Board of Directors



**Allan C. Kramer, M.D.**
**Chairman**
*Investor*



**Daniel P. Myers**
**President & CEO**
*Bridge Bank, N.A.*
*Bridge Capital Holdings*



**Thomas M. Quigg**
**Vice Chairman**
*Investor*



**Richard M. Brenner**
*The Brenner Group, Inc.*



**Owen Brown**
*Owen Brown Enterprises, Ltd.*



**David V. Campbell**
*Costella Kirsch, Inc.*



**Robert P. Gionfriddo**
*Executive Vice President*
*Bridge Bank*



**Howard N. Gould**
*Carpenter Community BancFund*



**Robert P. Latta**
*Wilson Sonsini Goodrich & Rosati*



**Barry A. Turkus**
*B.T. Commercial*

BRIDGE CAPITAL HOLDINGS

# Executive Officers and Division Managers



**Daniel P. Myers**
*President & CEO*



**Timothy W. Boothe**
*Executive Vice President*
*Chief Operating Officer*



**Margaret M. Bradshaw**
*Executive Vice President*
*Chief Banking Officer*



**Robert P. Gionfriddo**
*Executive Vice President*
*President, Specialty Markets*



**Thomas A. Sa**
*Executive Vice President*
*Chief Financial Officer*
*Chief Risk and Strategy Officer*



**Kenneth B. Silveira**
*Executive Vice President*
*Chief Technology Officer*



**Allen G. Williams**
*Executive Vice President*
*Chief Credit Officer*



**Ralph W. Barnett**
*Executive Vice President*
*SBA & Commercial Real Estate Banking*



**Lori Edwards**
*Executive Vice President*
*Special Assets Group*



**Michael J. Field**
*Executive Vice President*
*Technology Banking*



**Jeannie Kao**
*Executive Vice President*
*International Banking*



**Emily Ruvalcaba**
*Executive Vice President*
*Corporate Banking Division*

BRIDGE
CAPITAL
HOLDINGS


BRIDGE BANK





**Daniel P. Myers**
**President**
**Chief Executive Officer**

# SHAREHOLDER BRIEFING

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

# Presentation Segments

1. Environment & Perspective
2. Tough Decisions/Decisive Actions
3. Financial Results
4. Equity Performance
5. Financial Strength & Positioning
6. Looking Ahead

# Environment & Perspective

***Extraordinary Actions In An Extraordinary Year***

# "Unprecedented and Inconceivable"*

*Jamie Dimon
Chairman & CEO
JPMorgan Chase
Shareholder Letter

- Largest two quarter (Q4'08, Q1'09) GDP decline since '58 [1]
- First recorded decline in aggregate nationwide median home values [2]
- → Largest & quickest decline in local median home values [2]
- 6 million + jobs lost [1]
- Lowest recorded level of consumer confidence [3]
- Lack of consensus among economic forecasts
- → Unprecedented *UNCERTAINTY*
- Largest bank failure (WAMU)
- Largest 'supervised' bank sale (Wachovia)
- Disappearance of five largest independent investment banks

SOURCES:
1 Bureau of Economic Analysis
2 Dataquick
3 The Conference Board

# Extraordinary Environment

**DECISIVE ACTIONS**

BRIDGE CAPITAL HOLDINGS

# Tough Decisions/ Decisive Actions

- Driven by reaffirmed key operating philosophies
  - 'Early Action – Early Out'
  - 'First Loss – Best Loss'
- Proactive, conservative credit risk management
- Conservative marks NPA's
- Recognized conservative marks on NPA's
- Doubled loan loss reserve in '08
- Fortress balance sheet
  - $30 M private capital raise
  - Accepted $23.8 M UST CPP capital
  - Conservative liquidity position Q4 '08

SOURCES:

1 Bureau of Economic Analysis

2 Dataquick

3 The Conference Board

# FINANCIAL RESULTS

# Proactive Credit Risk Management

## Percentage of Total Loans



1.35%
1.36%
1.32%
2.65%
2.77%
0.53%
0.08%
0.75%
2.25%
3.76%
2005
2006
2007
2008
1Q09
BBNK NPL
BBNK ALLL

# Proactive Credit Risk Management

## Net Charge-Off's/Average Gross Loans and ALLLR/Gross Loans



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
2004
2005
2006
2007
2008
Q1 2009
Net Charge-Off/Rec
ALLLR/Loans

Q1 '09 NCO/Avg Gross Loans Annualized

BRIDGE CAPITAL HOLDINGS

# Net Income & EPS

($000, except per diluted share amounts)


EPS
$1,505
$0.24
$3,037
$0.46
$5,725
$0.85
$8,634
$1.27
$10,866
$1.57
$333
-$0.10
2003
2004
2005
2006
2007
2008
1Q09
-$1.15
-$7,341

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

BRIDGE CAPITAL HOLDINGS

# Pre-tax, Pre-provision Operating Income


$000's
$2,348
$6,820
$11,719
$15,249
$20,724
$18,518
$4,191
2003
2004
2005
2006
2007
2008
1Q09

# EQUITY PERFORMANCE

# Commercial Bank Profit Trend


Net Income of US Banks
($ billions)
$140
$120
$100
$80
$60
$40
$20
$0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Source: FDIC

# BBNK v KBW Bank Index

## BBNK - One Year Stock Price Performance



20
0
-20
-40
-60
-80
Stock Price (%)
5/08
7/08
10/08
12/08
3/09
5/09
BBNK (-63.33%)
KBW Bank (-55.63%)
Source: SNL

# BBNK Performance - Peer Analysis

**Current Price as of 5/15/09**

| | BBNK | HTBK | SIVB |
|---|---|---|---|
| Current $ | $5.50 | $7.04 | $25.34 |
| 52-week HIGH $ | $15.49 | $18.00 | $83.10 |
| LOW $ | $3.30 | $3.63 | $11.58 |



Low % Down from High
Current $ as a % of High
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
+35.51%
+39.11%
+30.49%
-78.70%
-79.83%
-86.06%
BBNK
HTBK
SIVB

Source: NASDAQ

BRIDGE CAPITAL HOLDINGS

# BBNK Price/Book Value



Price/TBV (%)
350
300
250
200
150
100
50
0
Share Price ($)
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
2001
2002
2003
2004
2005
2006
2007
2008
Q1 '09 TD
BBNK P/TBV
Peer Group* P/TBV
BBNK Avg Price/Sh

*= Average P/TBV of US Public Banks $500M-$1.5B TA; SNL

# BBNK Liquidity



# Shares Traded
OTC Listed
NASDAQ Capital Market Listed
Selected Russell MicroCap Index
NASDAQ Global Market Listed
NASDAQ Global Select Listed
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2001
2002
2003
2004
2005
2006
2007
2008
YTD 4/30/09
472,670 YTD 4/30/09 Actual

Source: NASDAQ

# FINANCIAL STRENGTH
# &
# POSITIONING

# Capital for Uncertainty & Opportunity



$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$(10,000)
2001
2002
2003
2004
2005
2006
2007
2008
1Q09
UST CPP Preferred
Trust Preferred
Private Preferred
Retained Earnings
Common Stock

# Strong Comparative Capital Position

| (@ 3-31-09) | BBNK | Peer* |
|---|---|---|
| Leverage | 11.82% | 9.30% |
| Tier 1 capital ratio | 14.20% | 11.42% |
| Total risk based capital | 18.15% | 13.15% |

Peer = US Public Banks $500M-$1.5B TA; SNL

# Balance Sheet


Total Assets in Millions (EOP)
$537
$722
$775
$948
$882
12/31/05
12/31/06
12/31/07
12/31/08
3/31/09

- 15.9% CAGR (3 Years)
- Purely organic growth
- Consistent leverage
- Core Deposit Driven

BRIDGE CAPITAL HOLDINGS

# Focus on Core Funding Sources


Deposit Mix
$ millions
$800
$600
$400
$200
$-
2005
2006
2007
2008
1Q09
39.6%
30.8%
29.6%
34.1%
38.0%
Noninterest-bearing demand
Interest-bearing demand
Money market and savings
Certifcates of deposit

- 80%+ Core Deposits
- 14.2% CAGR (3 Years)

BRIDGE CAPITAL HOLDINGS

# High Quality Business



Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
2003
2004
2005
2006
2007
2008
1Q09
4.46%
National Peer Average 3.45%
BBNK
BAC
WFC
CMA
SIVB
HTBK

= US Public Banks $500M-$1.5B TA; SNL

# Revenue


($ Thousands)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$2,663
$9,898
$3,855
$16,561
$4,197
$27,503
$3,837
$38,691
$6,713
$47,585
$9,971
$44,865
$4,004
$9,650
2003
2004
2005
2006
2007
2008
1Q09
Net interest income
Non-interest income

# Diversified Revenue Sources

## Q1 '09


SBA
12%
C & I
37%
Construction
17%
Tech
16%
ABL/F
18%

# Highly Effective Revenue Generation



Revenue Per Employee ($000)
BBNK Revenue/Employee 104% Above Peer* Group
$350
$300
$250
$200
$150
$100
$50
$0
2003
2004
2005
2006
2007
2008
$321
$157
BBNK Rev/Empl
Peer Group*Rev/Empl

*= Average Rev/Empl of US Public Banks $500M-$1.5B TA; SNL

# Effective Expense Management



Efficiency Ratio
Efficiency Ratio %
110%
100%
90%
80%
70%
60%
50%
40%
2003
2004
2005
2006
2007
2008
1Q09
National Peer Average 73.36%
69.31%
BBNK
BAC
WFC
CMA
SIVB
HTBK

= Average FY 2008/Q1 '09 ROAA of US Public Banks $500M-$1.5B TA; SNL

# Diversification of Lending Activity

$656 Million @ 3-31-09



Loan Mix as of 3/31/09
100%
80%
60%
40%
20%
0%
2005
2006
2007
2008
1Q09
C&I
Tech
ABL/F
SBA
Other
CRE
Land
Construction
Approximately 62% non-real estate

**62% Non RE Loans***

- Peer = 36%*
- 92nd Percentile of Peers*

* = SNL Data US Public Banks $500M-$1.5b TA at 12-31-08

BRIDGE CAPITAL HOLDINGS

# Ranked #1 for C&I Lending

## Community Banks with Largest C&I Loan Portfolios

On Dec. 31, 2008. Dollars in thousands

Published April 23, 2009

| Rank | | Commercial and industrial loans | | | Total loans and leases |
|---|---|---|---|---|---|
| | | Dec. 31 | Year earlier | Change | |
| 1 | Bridge Bank San Jose | $359,110 | $318,970 | 12.6% | $698,005 |
| 2 | Western National Bank Odessa, Tex. | 335,690 | 294,911 | 13.8 | 681,539 |
| 3 | Park Bank Milwaukee | 254,685 | 240,267 | 6.0 | 655,170 |
| 4 | Sovereign Bank Dallas | 208,271 | 174,363 | 19.4 | 545,385 |
| 5 | CommunityBank of Texas Beaumont | 204,371 | 117,882 | 73.4 | 482,037 |
| 6 | First NBC Bank New Orleans | 202,456 | 121,274 | 66.9 | 543,374 |
| 7 | Park Cities Bank Dallas | 200,329 | 151,407 | 32.3 | 689,687 |
| 8 | MidSouth Bank Lafayette, La. | 199,903 | 159,223 | 25.5 | 608,969 |
| 9 | Bank of Tampa | 198,265 | 168,419 | 17.7 | 671,957 |
| 10 | Alliance Bank St. Paul | 196,128 | 156,258 | 25.5 | 637,031 |
| 11 | Jefferson Bank and Trust Co. Eureka, Mo. | 193,805 | 164,574 | 17.8 | 752,779 |
| 12 | LibertyBank Eugene, Ore. | 186,340 | 184,680 | 0.9 | 816,775 |
| 13 | Citywide Banks Aurora, Colo. | 184,015 | 178,850 | 2.9 | 625,655 |
| 14 | River Valley Bank Wausau, Wis. | 178,177 | 141,090 | 26.3 | 756,308 |
| 15 | Pacific City Bank Los Angeles | 177,951 | 167,716 | 6.1 | 541,823 |
| 16 | Patriot Bank Houston | 176,967 | 91,845 | 92.7 | 898,971 |
| 17 | Bank of the West El Paso | 174,258 | 122,723 | 42.0 | 495,477 |
| 18 | First International Bank and Trust Watford City, N.D. | 173,949 | 136,889 | 27.1 | 714,155 |
| 19 | Alerus Financial Grand Forks, N.D. | 173,666 | 186,570 | -6.9 | 550,817 |
| 20 | Bank of Blue Valley Overland Park, Kan. | 172,375 | 138,426 | 24.5 | 670,558 |
| 21 | Community National Bank Midland, Tex. | 169,814 | 164,436 | 3.3 | 334,410 |
| 22 | Tower Bank and Trust Co. Fort Wayne, Ind. | 168,906 | 164,001 | 3.0 | 561,163 |
| 23 | State Bank of India (California) Los Angeles | 166,272 | 96,859 | 71.7 | 495,116 |
| 24 | Atlantic Capital Bank Atlanta | 165,542 | 47,003 | 252.2 | 400,385 |
| 25 | Foundation Bank Bellevue, Wash. | 160,224 | 124,167 | 29.0 | 387,203 |
| 26 | Leaders Bank Oak Brook, Ill. | 158,339 | 121,824 | 30.0 | 592,018 |

Source: American Banker magazine, American Bankers Association, Independent banks with less than $1 billion of assets.

# LOOKING AHEAD

# Community Banks' Future

**"Community banks came into the recession with higher capital levels, higher quality capital…they were generally not part of the problem and will play a large role in the solution."**

**Timothy Geithner**

Secretary, U.S. Treasury

May 20, 2009

In testimony to U.S. Senate Banking Committee, in response to Chairman Dodd's question on availability of credit to U.S. businesses.

# Significant Market Opportunity

**Silicon Valley Region**
**Deposits: $99.0b**

**% Deposits Santa Clara, San Mateo, Alameda Counties**



30%
25%
20%
15%
10%
5%
0%
26.33%
23.30%
11.13%
6.84%
6.26%
4.55%
4.26%
3.22%
2.14%
1.53%
1.28%
1.02%
0.73%
Wells
BofA
Chase
Citibank
Wachovia
SVB
Comerica
B of West
Union
US Bank
UCBH
Heritage
Bridge Bank

Adjusted to reflect roll-ups of WAMU to Chase, Wachovia to WFB, and Merrill to BofA

Source: FDIC; as of June 30, 2008

BRIDGE CAPITAL HOLDINGS

# Effective Value Proposition


Highly **EXPERIENCED** credentialed and disciplined **BANKERS**
Competitive **PRODUCTS** and **SERVICES** through channel partner relationships
**SIMPLIFIED** customer experience.
**SOPHISTICATED** business banking.
Outsourced **BANKING TECHNOLOGY** comparable to large national mega banks

BRIDGE CAPITAL HOLDINGS

# Strong Strategic Position

BRIDGE BANK

*A business banking franchise*

## Professional Business Bank of Choice

*for small and middle-market businesses and technology companies in Silicon Valley, California, and the nation.*

# Building on our Strengths

Preparing for activity beyond the recession:

- Enhance sales process and effectiveness
- Build best-in-class Enterprise Risk Management
- Serve and support our clients ! ! !

# Helping Businesses Grow

## SVM Silicon Valley Microelectronics



Silicon Wafers



Wafer Services



Solar

- Silicon Valley Microelectronics, Inc. (SVM) is the leading distributor of Silicon Wafers and provider of wafer services for the semiconductor industry. They specialize in same day shipments utilizing their multi-million dollar inventory. Overnight delivery is available to almost any location worldwide.

**CHALLENGES:**

- **Working capital to support growing sales**
- **Mitigate risk of international business transactions**
- **Meet stringent payment terms of critical supplier**

BRIDGE BANK

**SOLUTIONS:**

- **Working capital credit line**
- **FX payment services + FX forward contracts**
- **Short term working capital loan**
- **Commercial L/C's**

BRIDGE
CAPITAL
HOLDINGS

# Helping Businesses Grow

Bonfare FINE FOODS FAST

FINE FOODS FAST




BONFARE

**CHALLENGES:**

- Upgrade gas pump equipment
- Working capital to support growing sales
- Space to expand

Bonfare

FINE FOODS FAST

BRIDGE BANK

**SOLUTIONS:**

- New equipment term loan
- Doubled working capital credit line
- Commercial real estate acquisition financing



30 Locations

BRIDGE CAPITAL HOLDINGS

# Helping Businesses Grow

METRON AVIATION

SCIENCE THAT MOVES AVIATION







**CHALLENGES:**

- Working capital to support growing sales
- Facilitate international business transactions
- Optimize cash flow



BRIDGE BANK **SOLUTIONS:**

- Increased working capital credit line
- FX payment and advisory services, L/C's
- Cash management and treasury services

BRIDGE CAPITAL HOLDINGS

# Helping Business Grow

## CHALLENGES:

- Purchase and install specialty recycling equipment to support NYC recycling contract



AMPNJ, LLC

ADVANCED METAL PROCESSING NJ, LLC





Chinook Metals

METAL

BRIDGE BANK

## SOLUTIONS:

- $4 million construction & equipment loan
- USDA B&I term loan

# BBNK is Well Positioned…

- No direct subprime, GSE, CDO, SIV exposure
- Reduced CRE Exposure
- Strong, Conservative Liquidity Position
- Significant Reserves
  - More than doubled to 2.77% of loans (from '07)
- Strong Core Deposit Franchise
- Well Capitalized Institution
  - $30 Million Private Capital Raised
  - $24 Million CPP Investment
  - Risk-based capital ratio 18.2%
  - Tier 1 capital ratio 14.2%
- Strong Operating Metrics

# … and Prepared for Opportunity

## Positioned to endure economic cycle...

- True loan portfolio diversification
- No direct subprime, GSE, CDO, SIV exposure
- Proactive and aggressive risk management

## … and, emerge with strength to pursue growth opportunities.

- Capital for endurance and opportunity
- Strong commitment to reserves @ 2.77% of gross loans
- Core deposit franchise value
- Strong core operating metrics
- Opportunity for growth in core market

# Thank You / Q & A


A Solid Foundation
builds a solid future.
Unlike Wall Street investment banks, Bridge Bank is
locally founded, locally funded, and locally managed.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.®
SAN JOSE • PALO ALTO SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM
FDIC


Stimulus Packages
for your business
Your SBA Preferred Lender and SBA Financing specialist since 2002.
Build your business with a low fee SBA loan from Bridge Bank.
Bridge Bank is here for you today... and here for you tomorrow.
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.®
SAN JOSE • PALO ALTO SILICON VALLEY • EAST BAY
SAN FRANCISCO • ORANGE COUNTY • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM
FDIC